UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 7, 2022, Simpson Manufacturing Co., Inc. (the “Company”) filed a Current Report on Form 8- K (the “Initial Report”) with the Securities and Exchange Commission to disclose that it had completed its previously announced acquisition of FIXCO Invest S.A.S, (together with its subsidiaries, “Etanco”).

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed to amend the Initial Report to include the historical consolidated financial statements of Etanco and the pro forma condensed combined financial information of the Company and Etanco required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Report.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Etanco would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition. Except as described above, all other information in the Initial Report remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Exhibit 99.1 - The audited consolidated financial statements of FIXCO Invest S.A.S. as of and for the years ended March 31, 2021 and 2020 are incorporated herein by reference.

Exhibit 99.2 - The unaudited consolidated financial statements of FIXCO Invest S.A.S. as of September 30, 2021 and for the six months ended September 30, 2021 and 2020 are incorporated herein by reference.

(b) Pro Forma Financial Information.

Exhibit 99.3 - The unaudited pro forma condensed combined financial information of the Company and FIXCO Invest S.A.S. as of and for the year ended December 31, 2021 is incorporated herein by reference.

(d)     Exhibits

Exhibit No.	Description

23.1	Consent of KPMG SA
99.1	Audited consolidated financial statements of FIXCO Invest S.A.S. as of and for the years ended March 31, 2021 and 2020
99.2	Unaudited consolidated financial statements of FIXCO Invest S.A.S. as of September 30, 2021 and for the six months ended September 30, 2021 and 2020
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company and FIXCO Invest S.A.S. as and for the year ended December 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	June 16, 2022	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

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